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                                                                    EXHIBIT  4.1
NUMBER                                                                    SHARES


                                     FORM OF
                                     [LOGO]
                              GIGABEAM CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK


                                       SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                CUSIP NO. 37517W 10 7
THIS CERTIFIES THAT




                                   [SPECIMEN]




IS THE OWNER OF

       FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE $.001 EACH OF
                                COMMON STOCK OF

                              GIGABEAM CORPORATION



        transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                               Corporate Seal


                                            Douglas G. Lockie
                                            President

[LOGO]                                      Louis S. Slaughter
                                            Secretary

                                      COUNTERSIGNED AND REGISTERED:


                                      CONTINENTAL STOCK TRANSFER & TRUST
                                         COMPANY
                                         TRANSFER AGENT AND REGISTRAR

                                      BY              Authorized Signature



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                              GIGABEAM CORPORATION

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This Certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --  as tenants in common                  UNIF GIFT MIN ACT--
                                                    _______Custodian__________
                                                    (Cust)           (Minor)

TEN ENT   --  as tenants by the entireties          Under Uniform Gifts to Minor
                                                    Act______________________
                                                             (State)
JT EN     --  as joint tenants with right of
              survivorship  and not as tenants in
              common

     Additional Abbreviations may also be used though not in the above list

  For value received, ___________________ hereby sell, assign and transfer unto

Please insert social security or other
Identifying number of Assignee

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporaton will full power of substitution in the premises.

Dated
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                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17Ad-15).